As filed with the Securities and Exchange Commission on June 22, 2012

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post Effective Amendment No. 78	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 79	☒

(Check appropriate box or boxes)

ALPS ETF TRUST

(Exact Name of Registrant as Specified in its Charter)

1290 Broadway

Suite 1100

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 623-2577

Registrant’s Telephone Number

Tané T. Tyler, Esq.

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

(Name and Address of Agent for Service)

Copy to:

Stuart M. Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective:

☐    Immediately upon filing pursuant to paragraph (b)

☒    On July 20, 2012 pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐    On (date) pursuant to paragraph (a)(1)

☐    On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment

[ALPS® LOGO]

ALPS ETF TRUST

NYSE ARCA U.S. EQUITY SYNTHETIC REVERSE CONVERTIBLE INDEX FUND - RVCT

PROSPECTUS

July 1, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

NYSE ARCA U.S. EQUITY SYNTHETIC REVERSE CONVERTIBLE INDEX FUND - RVCT

Investment Objective

The NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index (the “Index”). The Index reflects the performance of a portfolio consisting of over-the-counter put options that have been written on 20 of the most volatile U.S. stocks that also have market capitalization of at least $5 billion.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.95%
Other expenses	–%
Total annual Fund operating expenses	0.95%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$97	$303

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to replicate, before expenses, the performance of the Index.

The NYSE Arca U.S. Equity Synthetic Reverse Convertible Index is an index that measures the return of a hypothetical portfolio consisting of over the counter put options which have been written on each of 20 stocks and a cash position calculated as described herein under “Additional Information About the Index.” The 20 stocks on which options are written are those 20 stocks from a selection of the largest capitalized (over $5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s index provider (the “Index Provider”).

The options are of the type known as “down and in” put options. A down and in option is a contract that becomes a typical option (i.e., the option “knocks in” at a predetermined strike price) once the underlying stock declines to a specified price (the “barrier price”). These types of options are found in “reverse convertible” securities, which convert into the underlying stock (or settle in cash) only upon a decline in the value of the underlying stock rather than a rise (as is the case with typical convertible instruments).

Each option included in the Index is an “European-style” option (i.e. an option which can only be exercised at its expiration) with a 90 day term. The strike prices of the option positions included in the Index are determined based on the closing prices of the options’ underlying stocks as of the beginning of each 90-day period. The barrier price of each such option is 80% of the strike price. At the expiration of each 90 day period, if an underlying stock closes at or below its respective barrier price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Index value is correspondingly reduced. If the underlying stock does not close at or below the barrier price, then the option expires worthless and the entire amount of the premium payment is retained within the Index.

The Fund will invest in the option positions determined by the Index Provider by writing (i.e., selling) over-the-counter 90-day down and in put options in proportion to their weightings in the Index on economic terms which mirror those of the Index. By writing an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option does not “knock in” and thus expires worthless. However, if the option’s underlying stock declines by a specified amount (or more), the option will “knock in” and the Fund will be required to pay the buyer the difference between the option’s strike price and the closing price. Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying is less than the strike price. Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Further, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly. Typically, the writer of a put option incurs an obligation to buy the underlying instrument from the purchaser of the option at the option’s exercise price, upon exercise by the option purchaser. However, the put options to be sold by the Fund will be settled in cash only. The Fund may need to sell down and in put options on stocks other than those underlying the option positions contained in the Index if the Fund is unable to obtain a competitive market from over-the-counter option dealers on a stock underlying a particular option position in the Index, thus preventing the Fund from writing an option on that stock.

Each option written by the Fund will be covered through investments in three month Treasury bills at least equal to the Fund’s maximum liability under the option (i.e., the strike price).

Every 90 days, the options included within the Index are cash settled or expire and new option positions are established, and the Fund will enter into new option positions accordingly. This 90-day cycle likely will cause the Fund to have frequent and substantial portfolio turnover. If the Fund receives additional inflows (and issues more Shares accordingly in large numbers known as “Creation Units,” as further defined herein) during a 90-day period, the Fund will sell additional over-the-counter down and in put options which will be exercised or expire at the end of such 90-day period. Conversely, if the Fund redeems Shares in Creation Unit size during a 90-day period, the Fund will terminate the appropriate portion of the options it has sold accordingly.

The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Investors should also note that the risk factors titled “Synthetic Reverse Convertible Option Risk,” “Equity Risk” and “Implied Volatility Risk” concern the features of the Fund from which the Fund expects to derive its investment return.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Synthetic Reverse Convertible Option Risk. Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. Moreover, over-the-counter options such as those written by the Fund may themselves experience less frequent trading, and thus may be more difficult to value, than options which are traded on exchanges. The over the counter options also may experience greater discontinuity in pricing as they approach expiration, especially if the underlying equity price is close to the barrier level. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options “knocks in” may substantially outweigh the gains to the Fund from the receipt of such option premiums. The Fund will either earmark or segregate sufficient liquid assets to cover its obligations under each option on an ongoing basis. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks. While the Fund will not invest in traditional reverse convertible securities (i.e., those which convert into the underlying stock), the down and in put options written by the Fund will have the effect of exposing the Fund to the return of reverse convertible securities (based on equity securities) as if the Fund owned such reverse convertible securities directly.

Equity Risk. The value of the options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the stocks underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies. In such event, the value of the options sold by the Fund will likely decline. Additionally, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

Implied Volatility Risk. When the Fund writes an option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has written (until the option is settled for cash or expires worthless). The value of the options in which the Fund invests is partly based on the volatility used by dealers to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire. This is the risk that the value of the implied volatility of the options written by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Tax Efficiency Risk. Unlike most exchange-traded funds, the Fund currently intends to effect redemptions primarily for cash, rather than primarily in-kind redemptions. As such, investments in Shares may be less tax-efficient than investments in conventional exchange-traded funds. Exchange-traded funds generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions primarily for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were able to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different exchange-traded fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund may need to sell down and in put options on stocks other than those underlying the option positions contained in the Index if the Fund is unable to obtain a competitive market from over-the-counter option dealers on a stock underlying a particular option position in the Index, thus preventing the Fund from writing an option on that stock. Even if the Fund can obtain a competitive market from over-the-counter option dealers on an underlying stock, the Fund may not be able to write an option on that stock on terms that mirror the applicable position contained in the Index. This risk may apply both at the beginning of each 90-day period and if the Fund needs to write an option during such 90-day period (if, for example, the Fund accepts a creation order during such period and needs to enter into new option positions accordingly). In addition, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

Portfolio Turnover Risk. The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread on an option position, when it writes options at the beginning of each quarter (or “turns over” its portfolio). A higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This risk may be particularly applicable to the Fund because the Fund will only sell options on 20 underlying stocks.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

INVESTMENT ADVISORY SERVICES

Investment Adviser. ALPS Advisors, Inc.

Investment Sub-Adviser. Rich Investment Solutions, LLC.

Portfolio Management. Kevin Rich and Jeff Klearman have managed the Fund’s portfolio since its inception.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units principally for cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by the Fund’s distributor.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on NYSE Arca, Inc. (the “ARCA”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

WHO SHOULD INVEST

The Fund is designed for investors who seek to obtain income through selling options on select equity securities which the Index Provider determines to have the highest volatility. Because of the high volatility of the stocks underlying the options sold by the Fund, it is possible that the value of such stocks will decline in sufficient magnitude to trigger the exercise of the options and cause a loss which may outweigh the income from selling such options. Accordingly, the Fund should be considered a speculative trading instrument and is not necessarily appropriate for investors who seek to avoid or minimize their exposure to stock market volatility. Investors should also recognize that the option positions in the Index are determined every 90 days and the Index, and thus the Fund, may thus experience substantial turnover in their option positions from one such 90-day period to the next. Accordingly, even investors who seek to obtain income from selling options on volatile stocks generally should evaluate whether they wish to sell options (indirectly through the Fund) on the particular stocks selected by the Index in any particular 90-day period.

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally for cash in Creation Units at each day’s next calculated NAV.

INVESTMENT OBJECTIVE

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

ADDITIONAL INFORMATION ABOUT THE INDEX

Index Methodology and Construction

Each option included in the Index has a 90 day term. The strike prices of the option positions included in the Index are determined based on the closing prices of the options’ underlying stocks as of the beginning of each 90-day period. The barrier price of each such option is 80% of the strike price. At the expiration of each 90 day period, if an underlying stock closes at or below its respective barrier price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Index value is correspondingly reduced. If the underlying stock does not close at or below the barrier price, then the option expires worthless and the entire amount of the premium payment is retained within the Index.

For example, a stock “ABC” trades at $50 per share at the start of the 90 day period, and a down and in 90 day put was written at an 80% barrier (resulting in a strike price of $50 per share and a barrier price of $40 per share) for a premium of $4 per share:

Settlement above the barrier price: If at the end of 90 days the ABC stock closed at any value above the barrier price of $40, then the option would expire worthless and the Index’s value would reflect the retention of the $4 per share premium. The Index’s value thus would be increased by $4 per share on the ABC option position.

Settlement at the barrier price: If at the end of 90 days ABC closed at the barrier price of $40, then the option would settle in cash at the closing price of $40, and the Index’s value would be reduced by $10 per share to reflect the settlement of the option. However, the Index’s value would reflect the retention of the $4 per share premium, so the net loss to the Index’s value would be $6 per share on the ABC option position.

Settlement below the barrier price: If at the end of 90 days, ABC closed at $35, then the option would settle in cash at the closing price of $35, and the Index’s value would be reduced by $15 per share to reflect the settlement of the option. However, the Index’s value would reflect the retention of the $4 per share premium, so the net loss to the Index’s value would be $11 per share on the ABC option position.

For further elaboration, set forth below is a table outlining various hypothetical scenarios concerning changes in the stock price of ABC and the effect of such changes on options included in the Index:

Stock “ABC” at Inception	Barrier Price of Put Written on “ABC”	“ABC” Price at end of 90 day Period	Percentage Change in “ABC” Price for the period	Premium Received for Written Put	Gain or loss at Settlement from exercise or expiration of Put	Gain or Loss on Option Position (Premium plus or minus Settlement amount)	Gain or Loss on Option Position as a percentage of initial Stock Price
$50.00	$40.00	$75.00	50%	$4.00	$0.00	$4.00	8%
$50.00	$40.00	$70.00	40%	$4.00	$0.00	$4.00	8%
$50.00	$40.00	$65.00	30%	$4.00	$0.00	$4.00	8%
$50.00	$40.00	$60.00	20%	$4.00	$0.00	$4.00	8%
$50.00	$40.00	$55.00	10%	$4.00	$0.00	$4.00	8%
$50.00	$40.00	$50.00	0%	$4.00	$0.00	$4.00	8%
$50.00	$40.00	$45.00	-10%	$4.00	$0.00	$4.00	8%
$50,00	$40.00	$40.00	-20%	$4.00	-$10.00	-$6.00	-12%
$50,00	$40.00	$35.00	-30%	$4.00	-$15.00	-$11.00	-22%
$50.00	$40.00	$30.00	-40%	$4.00	-$20.00	-$16.00	-32%
$50.00	$40.00	$25.00	-50%	$4.00	-$25.00	-$21.00	-42%

The Index’s value is equal to the value of the options positions comprising the Index plus a cash position. The cash position starts at a base of 100. The cash position is increased by option premiums generated by the option positions comprising the Index and interest on the cash position at an annual rate equal to the three month Treasury-bill rate. The cash position is decreased by cash settlement on options which “knock in” (i.e., where the closing price of the underlying stock at the end of the 90 day period is at or below the barrier price). The cash position is also decreased by a deemed quarterly cash distribution, currently targeted at the rate of 2.5% of the value of the Index. However, if the option premiums generated during the quarter are less than 2.5%, the deemed distribution will be reduced by the amount of the shortfall.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in component securities that comprise the Index (i.e., the Fund’s option positions) and in Treasury bills. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (“NYSE”) is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the ARCA may be halted due to market conditions or for reasons that, in the view of the ARCA, make trading in Shares inadvisable. In addition, trading in Shares on the ARCA is subject to trading halts caused by extraordinary market volatility pursuant to the ARCA “circuit breaker” rules. There can be no assurance that the requirements of the ARCA necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the ARCA. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Sub-Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Investment Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of December 31, 2009, ALPS Fund Services, Inc. and its affiliated entities, including the Investment Adviser, provided supervisory and management services on approximately $1.65 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.95% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Investment Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

Sub-Adviser

Rich Investment Solutions, LLC acts as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a newly formed registered investment adviser, and has its principal office located at 845 Third Avenue, 6th Floor, New York, NY 10022.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser on a monthly basis a portion of the advisory fees it receives from the Fund, on an annual rate of 0.85% of average net assets.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s annual report to shareholders for the period ended [November 30, 2012.]

Portfolio Management

The Sub-Adviser manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities based on the Fund’s Underlying Index. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The following members of the team are responsible for the day-to-day management of the Fund’s portfolio:

Kevin Rich is the President and founder of the Sub-Adviser. The Sub-Adviser was formed in July of 2009 to develop, package, launch, sponsor and manage investment strategies for exchange-traded funds (“ETFs”). From 2003 to 2009 Mr. Rich worked at Deutsche Bank AG based in New York. Mr. Rich developed and launched the first futures backed commodity ETF in the U.S. in February of 2006, then over the following 3 years he brought an additional 29 ETFs and ETNs (Exchange Traded Notes) backed by exchange traded commodities and currencies futures to the US market. Mr. Rich has his MBA in Finance from the NYU Stern School of Business, and his Bachelors of Science in Business Administration from Taylor University.

Jeff Klearman is the Chief Investment Officer of the Sub-Adviser. Mr. Klearman has over 20 years experience working as a trader, structurer, marketer and researcher. Most recently, Mr. Klearman headed the New York Commodities Structuring desk at Deutsche Bank AG. From 2004 to 2007, Mr. Klearman headed the marketing and structuring effort for rates based structured products at BNP Paribas in New York. Mr. Klearman worked at AIG Financial Products from 1994 to 2004 trading rates-based volatility products as well as marketing and structuring. Mr. Klearman received his MBA in Finance from NYU Stern School of Business and his Bachelors of Science in Chemical Engineering from Purdue University.

PURCHASE AND REDEMPTION OF SHARES

General

The Shares are issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See “Creations, Redemptions and Transaction Fees.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the ARCA. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the ARCA at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund will trade under the ARCA symbol RVCT.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 100,000 Shares, as discussed in the “Creations, Redemptions and Transaction Fees” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the ARCA may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The ARCA intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

The Fund’s over-the-counter put options on equity securities are valued pursuant to a third-party option pricing model. Other equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Other equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

Creation Units of the Fund generally will be sold for cash only, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee as discussed below. For informational purposes, a “creation basket” which is intended to replicate the composition of the Fund’s portfolio will be publicly disseminated.

Orders must be placed in proper form by or through a participant of The Depository Trust Company (“DTC Participant”) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Redemption of Shares

Creation Units of the Fund generally will be redeemed for cash only, calculated based on the Deposit Cash, less a transaction fee as discussed below. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute, at the end of each quarter out of net investment income and/or short-term capital gain, an amount of cash equal to 2.5% of the Fund’s net assets as of such quarter-end. If the Fund’s net investment income and/or short-term capital gain is insufficient to support a 2.5% distribution in any quarter, the distribution will be reduced by the amount of the shortfall. While the Fund only intends to make such distributions out of net investment income and/or short-term capital gain, it is possible that in certain circumstances, a portion of a distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income and/or short-term capital gain. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Board of Trustees has evaluated the risks of market timing activities by the Trust’s shareholders. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of the Fund’s Creation Units in exchange for cash, the Board noted that it was possible that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s

Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes significant fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Investment Adviser monitors trades by APs for patterns of or abusive trading and the Fund reserves the right to not accept orders from APs that the Investment Adviser has determined may be disruptive to the management of or otherwise not in the Fund’s best interests.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

NYSE Arca is the Index Provider for the Fund. NYSE Arca is not affiliated with the Trust, the Investment Adviser, the Sub-Adviser or the Distributor. The Trust and the Investment Adviser have entered into a license agreement with NYSE Arca to use the Index.

DISCLAIMERS

The Fund is not sponsored, managed or advised by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track performance of a market or sector. NYSE Arca’s only relationship to the Investment Adviser or the Sub-Adviser is in relation to the licensing of certain trademarks and trade names of NYSE Arca and of one or more NYSE Arca Indexes, including the Index which is determined, composed and calculated by NYSE Arca without regard to the Investment Adviser, the Sub-Adviser or the Fund. NYSE Arca has no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Index. NYSE Arca is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. NYSE Arca has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Index or any data included therein and NYSE Arca shall have no liability for any errors, omissions, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Investment Adviser, the Sub-Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Index or any data included therein. NYSE Arca makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares listed on the ARCA, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund will not qualify for the lower tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Non-U.S. shareholders that own either directly or indirectly more than 5% of the Fund’s Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings, including information regarding its option positions, are disclosed each day on its website at www.alpsetfs.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations and therefore does not have a financial history.

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your broker

•	www.alpsetfs.com

Dealers

•	www.alpsetfs.com

•	Distributor Telephone: 1-866-513-5856

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Sub-Adviser Rich Investment Solutions, LLC 845 Third Avenue 6th Floor New York, New York 10022
Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286
Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche 555 17th Street Denver, Colorado 80202

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A Statement of Additional Information dated July 1, 2012, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling (866) 513-5856. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsetfs.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

July 1, 2012

Investment Company Act File No. 811-22175.

Investment Company Act File No. 811-22175

NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund - RVCT

a series of the ALPS ETF Trust

Statement of Additional Information

Dated July 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated July 1, 2012 for NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund, a series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, ALPS Distributors, Inc., or by calling toll free 1-866-513-5856.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of ten investment portfolios. This SAI relates to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (the “Fund”). The Fund is based on an underlying index (the “Underlying Index”) of U.S. securities. The Fund is “non-diversified” and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as “Shares” or “Fund Shares.”

The Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors” or the “Investment Adviser”). Rich Investment Solutions, LLC is the investment sub-adviser for the Fund (the “Sub-Adviser”).

The Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), for cash only (the “Deposit Cash”), plus a transaction fee. The Fund’s Shares are expected to be listed on NYSE Arca, Inc. (“NYSE Arca”). Fund Shares trade on NYSE Arca at market prices that may be below, at or above NAV. Shares will be redeemable only in Creation Unit Aggregations and for cash only. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to permit or require Creation Units to be issued in-kind. In all cases, transaction fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on NYSE Arca, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objective

The NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index (the “Index”).

Investment Restrictions

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has adopted as fundamental policies the Fund’s respective investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Senior Securities. In general, the Fund may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Fund to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Futures and Options. The Fund may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Fund will earmark or segregate assets in the form of cash or cash equivalents (specifically expected to be in the form of three month Treasury bills) in an amount equal to the Fund’s maximum liability under each listed put option it sells (i.e., the strike price of the option).

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this SAI.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the “Summary Information - Principal Investment Risks” section and “Additional Risk Considerations” section. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in an Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor—(e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

Trustees and Officers. The general supervision of the duties performed by the Investment Adviser and the Sub-Adviser for the Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Investment Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Independent Trustees

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 71	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank	19	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (20 funds);

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
			of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.		Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, age 35	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	19	Mr. Deems is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (20 funds); and Reaves Utility Income Fund.

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Rick A. Pederson, age 59	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present;

Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 - 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002-2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002-present; NexCore Properties LLC (a real estate investment company), 2004-present; Urban Land Conservancy (a not-for-profit organization), 2004-present.

				5	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Interested Trustee

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees
Thomas A. Carter, age 45	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of	10	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees
Colorado at Boulder.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.

Officers

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Melanie Zimdars, age 35	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.
Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is a Senior Fund Controller and Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also the Treasurer and Principal Financial Officer of the Oak Associates Funds and the Assistant Treasurer of the Westcore Trust, Transparent Value Trust, Stone Harbor Investment Funds and the Stone Harbor Emerging Markets Income Fund.
William Parmentier, age 59	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.
Tané T. Tyler, age 47	Secretary	Since December 2008	Ms. Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund. She also served as Secretary, Reaves Utility Income Fund from December 2004—2007; Secretary, Westcore Funds from February 2005—2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004—December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Operations Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club

Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since March 25, 2008. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, and is a Partner at Bow River Capital Partners, an investment manager. Mr. Pederson is also Principal of the Pauls Corporation, a real estate development, and Director of Neenan Co., an integrated real estate development, architecture and construction company, NexCore Properties LLC, a real estate investment company, and Urban Land Conservancy, a not-for-profit organization. He has previously served as a Director at Guaranty Bank and Trust, a community bank, and Winter Park Recreational Association, an entity that operates, maintains and develops Winter Park Resort. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Thomas A. Carter

Mr. Carter has been an Interested Trustee and Chairman of the Trust since March 25, 2008. Since joining ALPS Fund Services, Inc. in 1994, Mr. Carter joined ALPS Fund Services, Inc., the Funds’ administrator, in 1994 and currently serves as President of ALPS Distributors, Inc., the Funds’ principal underwriter, and ALPS Advisors, Inc., the Funds’ investment adviser. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Trust based on his business, accounting, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Investment Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Thomas A. Carter, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the Trust’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Investment Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Investment Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Investment Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent

Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met three times during the fiscal year ended December 31, 2011.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Pederson. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended December 31, 2011.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Remuneration of Trustees and Officers. Each Independent Trustee receives (1) a quarterly retainer of $3,500, (2) a per meeting fee of $1,500, (3) $750 for any special meeting held outside of a regularly scheduled board meeting and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2011:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$23,750	$0	$0	$71,917
Jeremy W. Deems, Trustee	$23,750	$0	$0	$71,917
Rick A. Pederson, Trustee	$23,750	$0	$0	$23,750

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

Investment Adviser. The Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

The Fund is sub-advised by Rich Investment Solutions, LLC.

Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.

As of May 31, 2012, Kevin Rich and Jeff Klearman did not manage any other registered investment companies, other pooled investment vehicles or other accounts.

Mr. Rich and Mr. Klearman are the equity owners of the Sub-Adviser, and the compensation they receive thus is determined based on the Sub-Adviser’s profitability (but is not based specifically on portfolio performance). Mr. Rich and Mr. Klearman do not receive a fixed salary or discretionary bonus from the Sub-Adviser.

Securities Ownership of the Portfolio Managers. Because the Fund is newly organized, the portfolio managers do not own shares of the Fund.

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. For the Investment Adviser’s services to the Fund, the Fund has agreed to pay an annual management fee equal to 0.95% of its average daily net assets.

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

ALPS Advisors is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Sub-Advisory Agreement. Rich Investment Solutions, LLC acts as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Investment Adviser.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.85% of average net assets.

The Investment Sub-Adviser is located at 845 Third Avenue, 6th Floor, New York, NY 10022.

Administrator. ALPS serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS receives a fee, accrued daily and paid monthly by the Investment Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Custodian and Transfer Agent. The Bank of New York Mellon (“BNY”), also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee.

Distributor. ALPS Distributors, Inc. (the “Distributor”) is the distributor of the Fund’s Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

Index Provider. U.S. Equity Reverse Convertible Index Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the NYSE Arca U.S. Equity Reverse Convertible Index (the “Index”).

Fund	Underlying Index
NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund	NYSE Arca U.S. Equity Synthetic Reverse Convertible Index

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Sub-Adviser and its affiliates do not currently participate in soft dollar transactions.

The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of five funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Control Persons. As of the date of this SAI, no entity owns of record 5% or more of the outstanding Shares of the Fund.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser votes such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available at no charge upon request by calling 1-866-513-5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q and Form N-CSR may also be reviewed and copied, when available, at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-513-5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Sub-Adviser and ALPS will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser, the Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust will issue and sell Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Cash. Creation Units of the Fund generally are sold for cash only, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee as discussed below.

The Custodian, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time), the amount of the Deposit Cash to be deposited in exchange for a Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through a Participating Party or a DTC Participant, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Deposit Cash.

Placement of Creation Orders. Deposit Cash must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations does not need to be a Participating Party, but such orders must state that the creation of Creation Unit Aggregations will be effected through a transfer of cash.

All questions as to the Amount of the Deposit Cash to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of the Deposit Cash, will be determined by the Trust, whose determination shall be final and binding. The Deposit Cash must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive the Deposit Cash by 2:00 p.m. Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day newly constituted to reflect the then current amount of Deposit Cash. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the amount of the Deposit Cash delivered is not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Cash would have certain adverse tax consequences to the Fund; (v) acceptance of the Deposit Cash would, in the opinion of counsel, be unlawful; (vi) acceptance of the Deposit Cash would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment

Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Deposit Cash nor shall any of them incur any liability for the failure to give any such notification.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable regardless of the number of creations made each day.

The Creation/Redemption Transaction Fee will be $500 for the Fund.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time) on each Business Day, the amount of cash that will be paid (subject to possible amendment or correction) in respect of redemption requests received in proper form (as described below) on that day (the “Redemption Cash”).

The redemption proceeds for a Creation Unit Aggregation generally consist of the Redemption Cash—as announced on the Business Day of the request for redemption received in proper form—less a redemption transaction fee as listed below.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. Investors will be required to pay a fixed redemption transaction fee, described below, payable regardless of the number of redemptions made each day. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations does not need to be a Participating Party, but such orders must state that redemption of Creation Unit Aggregations will be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m. Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Cash which is expected to be delivered within three Business Days.

If a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the amount of the Redemption Cash to be delivered will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the amount of the Redemption Cash to be delivered will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. Eastern time the following Business Day pursuant to a properly submitted redemption order.

TAXES

The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gain it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

The Fund will be subject to a 4% excise tax on certain undistributed income if they do not distribute to their shareholders in each calendar year at least 98% of their ordinary income for the calendar year plus 98% of their net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust, on behalf of the Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund will not qualify for the lower tax rates. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Certain investments that the Fund may make are subject to special tax rules, including investments in forward foreign currency exchange contracts, swaps, options, futures transactions and non-U.S. corporations that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. These special tax rules may, among other things, cause the Fund to recognize income before the receipt of cash with respect to the investment, affect whether capital gain or loss is considered long-term or short-term or result in ordinary income or loss rather than capital gain or loss. These special tax rules may increase the amount of cash the Fund is required to distribute in a particular year even if the Fund does not have the necessary cash to make the distribution, or may otherwise impact the Fund’s status as a RIC.

Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Furthermore, for taxable years beginning before January 1, 2010, the Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche, LLP, 555 17th Street, Suite 3400, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche, LLP audits the Fund’s financial statements and perform other related audit services.

APPENDIX A

Proxy Voting Policy

1.	Policy Statement & General Background

An investment adviser generally has the authority to vote proxies relating to such securities on behalf of its clients. Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients. The policies and procedures must be reasonably designed to ensure that the adviser votes client securities in a manner consistent with the best interests of such client.

Rich Investment Solutions, LLC (“RIS”) shall have the responsibility to vote proxies on behalf of its clients. RIS may, in its discretion, adopt standards, which relate to specific proposals that occur in proxy voting on a recurring basis and which are consistent with these guidelines. It is recognized that there may be occasions when, due to special circumstances, there may be exceptions to the guidelines and, consequently, the guidelines shall be applied with a level of flexibility.

2.	Operating Procedures & Control Activities

RIS has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

a.	Voting Procedures

Absent material conflicts, the President or his designee will determine how RIS should vote the proxy in accordance with applicable voting guidelines, complete the proxy and the mail the proxy and/or record and electronically transmit the vote in a timely and appropriate manner as applicable.

b.	Disclosure

RIS shall, at the request of its investment company clients, provide information necessary to permit the funds to file the proxy voting record on Form N-PX.

c.	Voting Guidelines

¡	Voting rights shall be exercised on all decisions that have any effect on the value of the security.
¡	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and long-term consequences.
¡	Voting rights shall be exercised to give the greatest benefit to the shareholder. This includes preserving the shareholders existing rights and ability to participate in corporate decisions and, consequently, the opposition to proposals that might limit or diminish the rights of shareholders or reduce the accountability of management.

¡	In exercising voting rights, there shall be no undue prejudice in favor of management. Proposals designed to solely benefit or protect the welfare of directors, officers or other individuals shall be opposed.

d.	Conflicts of Interest

Should a conflict between the interests of the client and the interests of the Adviser, Sub-Adviser, Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliate Entity”), the proxy shall be voted by a third party that is not affiliated with, and is independent of RIS. Conflict of interest transactions include, but are not limited to, situations where:

—	an affiliated entity has a business or personal relationship with the participant of a proxy contest such as members or the issuer’s management or the soliciting shareholder(s);
—	an affiliated entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting the proxy;
—	an affiliated entity has a personal or business relationship with a candidate for directorship; or
—	an affiliated entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

e.	Monitoring

RIS’ CCO or designee is primarily responsible for overseeing the proxy voting process. The CCO or designee monitoring will seek to ensure that proxies are being voted timely and in accordance with RIS’ Voting Guidelines.

f.	Record Keeping

The President or his designee shall retain the following proxy records in accordance with the SEC’s six-year retention requirement pertinent to investment company clients:

—	These policies and procedures and any amendments;
—	Each proxy statement that RIS receives;
—	A record of each vote that RIS casts;
—	Any document RIS created that was material to making a decision how to vote proxies, or memorializes the basis for a decision.

Item 28.	Exhibits
	(a)	(1)	Certificate of Trust of Registrant dated September 13, 2007.(1)

		(2)	Declaration of Trust of Registrant dated September 13, 2007.(2)

	(b)		By-Laws of Registrant dated September 13, 2007.(2)

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).

	(d)	(1)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Cohen & Steers Global Realty Majors ETF.(4)

		(2)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

		(3)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Thomson Reuters/Jefferies CRB Global Commodity Equity Index Fund, Thomson Reuters/Jefferies CRB Global Agriculture Equity Index Fund, Thomson Reuters/Jefferies CRB Global Energy Equity Index Fund, Thomson Reuters/Jefferies CRB Global Industrial Metals Equity Index Fund and Thomson Reuters/Jefferies CRB Global Precious Metals Equity Index Fund.(6)

		(4)	Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

		(5)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Alerian MLP ETF.(10)

	(6)	Form of Investment Advisory Agreement between the Trust and WisdomTree Asset Management, Inc. with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(7)	Form of Sub-Advisory Agreement between the Trust and RiverFront Investment Group, LLC with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(8)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(9)	Form of Sub-Advisory Agreement between ALPS Advisors, Inc. and Rich Investment Solutions, LLC with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(10)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(e)	(1)	Distribution Agreement between the Trust and ALPS Distributors, Inc.(4)

	(2)	Form of Amendment to Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

	(3)	Form of Participant Agreement.(2)

	(4)	Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

	(5)	Form of Amendment to Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

	(6)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to Alerian MLP ETF.(10)

	(7)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(8)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(9)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(f)		None.

(g)	(1)	Custody Agreement between the Trust and The Bank of New York.(4)

	(2)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

	(3)	Foreign Custody Manager Agreement between the Trust and The Bank of New York.(4)

	(4)	Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

	(5)	Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

	(6)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

	(7)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

	(8)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

	(9)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

	(10)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(11)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(h)	(1)	Administration Agreement between the Trust and ALPS Fund Services, Inc.(4)

(2)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

(3)	Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

(4)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

(5)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Alerian MLP ETF.(10)

(6)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

(7)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

(8)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(9)	Transfer Agency Services Agreement between the Trust and The Bank of New York.(4)

(10)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(11)	Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

(12)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York respect to the Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

(13)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

(14)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

(15)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(16)	Fund Accounting Agreement between the Trust and The Bank of New York.(4)

(17)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

	(18)	Amendment to Fund Accounting Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

	(19)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York respect to the Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

	(20)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

	(21)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(22)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(i)	(1)	Opinion and Consent of Dechert LLP with respect to the Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF and Alerian MLP ETF.(12)

	(2)	Opinion and Consent of Dechert LLP with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(3)	Opinion and Consent of Dechert LLP with respect to U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(4)	Opinion and Consent of Dechert LLP with respect to Sector Dividend Dogs ETF (to be filed by subsequent amendment).

(j)	(1)	Consent of independent registered public accounting firm with respect to the Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF and Alerian MLP ETF.(12)

(k)		Not applicable.

(l)		Not applicable.

(m)		Not applicable.

(n)		Not applicable.

(p)	(1)	Code of Ethics for the Trust.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Distributors, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of May 1, 2010.(11)

	(3)	Code of Ethics for WisdomTree Asset Management, Inc. (to be filed by subsequent amendment).

	(4)	Code of Ethics for Riverfront Investment Group, LLC (to be filed by subsequent amendment).

	(5)	Code of Ethics for Rich Investment Solutions, LLC (to be filed by subsequent amendment).

(q)		Powers of Attorney for Mary K. Anstine, Jeremy W. Deems, and Rick A. Pederson.(3)

(1)	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.
(2)	Previously filed as an exhibit to the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 1, 2008.
(3)	Previously filed as an exhibit to the Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 13, 2009.

(4)	Previously filed as an exhibit to the Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 29, 2009.
(5)	Previously filed as an exhibit to the Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on June 23, 2009.
(6)	Previously filed as an exhibit to the Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on September 10, 2009.
(7)	Previously filed as an exhibit to the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 15, 2009.
(8)	Previously filed as an exhibit to the Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on February 22, 2010.
(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 18 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 30, 2010.
(10)	Previously filed as an exhibit to the Post-Effective Amendment No. 23 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on August 10, 2010.
(11)	Previously filed as an exhibit to the Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 29, 2011.
(12)	Previously filed as an exhibit to the Post-Effective Amendment No. 63 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2012.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a

Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Advisers

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	Chief Executive Officer and a Director of ALPS Holdings, Inc. and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Distributors, Inc.	Fund Servicing
Thomas A. Carter	President, Director	See Trustee and Officer Table in SAI	Fund Servicing
Jeremy O. May	Executive Vice President, Director	President and Director of ALPS Fund Services, Inc. and Director and Executive Vice President of ALPS Holdings, Inc., ALPS Distributors, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Diana M. Adams	Senior Vice President, Controller, Treasurer	Vice President and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Tané T. Tyler	Senior Vice President, General Counsel, Secretary	See Trustee and Officer Table in SAI	Fund Servicing
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing

Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	See Trustee and Officer Table in SAI	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Erin E. Douglas	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
JoEllen L. Legg	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Paul F. Leone	Vice President, Assistant General Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
David T. Buhler	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Michael Akins	Vice President	Not Applicable	Not Applicable

* The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

WISDOMTREE ASSET MANAGEMENT, INC.

Name*	Position with WisdomTree Asset Management, Inc.	Other Business Connections	Type of Business

Jonathan Steinberg	President, (Principal Executive Officer) and Trustee	None	N/A

Amit Muni	Chief Financial Officer	None	N/A

Richard Morris	General Counsel, Chief Legal Officer	None	N/A

* The principal business address for each of the WisdomTree Asset Management, Inc. representatives is: 380 Madison Avenue, 21st Floor, New York, NY 10017.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investments LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Chief Investment Officer, Founding Partner	None	N/A
Rod Smyth	Chief Investment Strategist, Founding Partner	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee	Financial Services
Doug Sandler, CFA	Chief Equity Officer, Founding Partner	None	N/A
Peter J. Quinn, Jr	Chief Operating Officer, Founding Partner	Virginia Business Bank (VBB) – Board Member	Financial Services
Timothy Anderson, CFA	Chief Fixed Income Strategist, Partner	None	N/A
Samuel Turner, CMT	Director Large Cap Portfolio Management, Partner	None	N/A
Paul Louie	Director Small/Mid Cap Portfolio Management, Partner	None	N/A

William Ryder, CFA, CMT	Director of Quantitative Strategy, Partner	None	N/A
Marc Cheatham	Director Technology & Operations, Partner	None	N/A
Chris Konstantinos	Portfolio Risk Manager	None	N/A

*The principal business address for each of the RiverFront representatives is: 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236.

RICH INVESTMENT SOLUTIONS, LLC

Name*	Position with Rich Investment Solutions, LLC	Other Business Connections	Type of Business
Kevin Rich	President and Chief Compliance Officer	None	Investment Advisory
Jeff Klearman	Chief Investment Officer	None	Investment Advisory

*The principal business address for Rich Investment Solutions, LLC is 845 Third Avenue, 6th Floor, New York, NY 10022.

Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Ameristock Mutual Fund, Inc., Arbitrage Funds, AQR Funds, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Columbia ETF Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, GLG Investment Series Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	President, Trustee
Jeremy O. May	Executive Vice President, Director	None
Diana M. Adams	Senior Vice President, Controller, Treasurer	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Secretary, General Counsel	Secretary
Erin Douglas	Vice President, Senior Associate Counsel	None
JoEllen Legg	Vice President, Senior Associate Counsel	None
Paul F. Leone	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Associate Counsel	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) ALPS Advisors, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203; (3) The Bank of New York, 101 Barclay Street, New York, New York 10286; (4) WisdomTree Asset Management, Inc. 380 Madison Avenue, 21st Floor, New York, NY 10017; (5) RiverFront Investments, LLC9011 Arboretum Parkway, Suite 110, Richmond, VA 23236; and (6) Rich Investment Solutions, LLC, 845 Third Avenue, 6th Floor, New York, NY 10022.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 78 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 22nd day of June, 2012.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	June 22, 2012
Mary K. Anstine*

/s/ Jeremy W. Deems	Trustee	June 22, 2012
Jeremy W. Deems*

/s/ Rick A. Pederson	Trustee	June 22, 2012
Rick A. Pederson*

/s/ Thomas A. Carter	Trustee and President	June 22, 2012
Thomas A. Carter

/s/ Patrick D. Buchanan	Treasurer	June 22, 2012
Patrick D. Buchanan

*Signature affixed by Tané T. Tyler pursuant to a power of attorney dated December 8, 2008.

EXHIBIT INDEX

Exhibits
None.